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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
     PURSUANT TO 18 U.S.C. SECTION 1350 AND RULE 13A-14(B) OR RULE 15D-14(B)
              PROMULGATED UNDER THE SECURITES EXCHANGE ACT OF 1934

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned officer of Lightspan, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

(1) the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 12, 2003
                                                      ------------------------
                                                      Michael A. Sicuro,
                                                      Senior Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

A signed original of this written statement required by Section 906 has been provided to Lightspan, Inc. and will be retained by Lightspan, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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